United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 20, 2021

Date of Report (Date of earliest event reported)

Larkspur Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 41184	86-2685744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Somerset Corporate Blvd., 2nd Floor Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 310-0722

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	LSPRU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	LSPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LSPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2021, Larkspur Health Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 7,500,000 units (the “Units”), each Unit consisting of one share of Class A common stock of the Company, par value $0.0001 per share (the “Common Stock”), and three-fourths of one redeemable warrant (“Warrant”), each Warrant entitling the holder thereof to purchase one share of Common stock for $11.50 per share (subject to adjustment). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $75,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-256056) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 13, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated December 20, 2021, by and between the Company and A.G.P./Alliance Global Partners (“A.G.P.”), as representative of the several underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Agreement, dated December 20, 2021, by and between the Company and A.G.P., a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated December 20, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC (“CST&T”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated December 20, 2021, by and among the Company and its officers and directors, Sponsors (as defined below), and the other parties named therein, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 20, 2021, by and between the Company and CST&T, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated December 20, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Units Purchase Agreement, dated December 20, 2021, by and between the Company and Larkspur Health LLC (“Larkspur Health”), a copy of which is attached as Exhibit 10.4 and incorporated herein by reference.

●	A Private Units Purchase Agreement, dated December 20, 2021, by and between the Company and M2B Funding Corporation, Apollo Management Group, Inc, Alpha Capital Anstalt, Range Ventures, LLC, Nicholas Kovacevich, Francis Knuettel II, and Thomas Poletti (the “Sponsor Investors,” and collectively with Larkspur Health, the “Sponsors”), a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

●	An Indemnity Agreement, dated December 20, 2021, by and between the Company and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

The foregoing description is qualified in its entirely by reference to full text of the applicable agreement, each of which is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (“Private Placement”) with the Sponsors of 317,600 units (the “Private Units”) in the aggregate, each Private Unit consisting of one Class A common stock of the Company (“Private Share”) and three-fourths of one redeemable warrant (“Private Warrant”), each at a purchase price of $10.00 per Private Unit, generating total proceeds to the Company of $3,176,000.

The Private Warrants are identical to the Warrants sold in the IPO, except that the Private Warrants and the shares of Common Stock issuable upon exercise of such Private Warrants may not be transferred, assigned, or sold (except in limited circumstances, as described in the Registration Statement) until after the date the Company completes its initial business combination. The Sponsors were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

As of December 23, 2021, a total of $75,750,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of December 23, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four business days of the consummation of the IPO.

On December 20, 2021, the Company issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On December 23, 2021, the Company issued the press release attached hereto as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 20, 2021, by and between the Company and A.G.P., as representative of the several underwriters named therein.

1.2	Business Combination Agreement, dated December 20, 2021, by and between the Company and A.G.P.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated December 20, 2021, by and between the Company and CST&T.

10.1	Letter Agreement, dated December 20, 2021, by and among the Company and its officers, directors, Sponsors, and the other parties named therein.

10.2	Investment Management Trust Agreement, dated December 20, 2021, by and between the Company and CST&T.

10.3	Registration Rights Agreement, dated December 20, 2021, by and among the Company and certain security holders of the Company.

10.4	Private Units Purchase Agreement, dated December 20, 2021, by and between the Company and Larkspur Health.

10.5	Private Units Purchase Agreement, dated December 20, 2021, by and between the Company and the Sponsor Investors.

10.6	Indemnity Agreement, dated December 20, 2021, by and between the Company and each of the officers and directors of the Company.

99.1	Press release for the pricing of the IPO, dated December 20, 2021.

99.2	Press release for the closing of the IPO, dated December 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2021

LARKSPUR HEALTH ACQUISITION CORP.

By:	/s/ Daniel J. O’Connor
Name:	Daniel J. O’Connor
Title:	Chief Executive Officer

3